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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 000-19483) of SWS Group, Inc. of our report dated May 31, 2002 relating to the 2001 financial statements of SWS Group 401(k) Profit Sharing Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Dallas, TX
June 26, 2002